UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 15, 2004

LOYALTYPOINT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21235	11-2780723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3885 Crestwood Parkway, Suite 550, Duluth, GA 30096

(Address of Principal Executive Office) (Zip Code)

(770) 638-5101

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

(a)

On October 15, 2004, LoyaltyPoint, Inc. (the “Company”) engaged Tauber & Balser, P.C. as the Company’s independent accountants to audit the Company’s consolidated financial statements for the year ending December 31, 2004. The decision to change the Company’s independent accountants from Marcum & Kliegman LLP to Tauber & Balser, P.C. was made by the Company’s Board of Directors.

(b)

On October 15, 2004, the Company’s Board of Directors authorized the dismissal of Marcum & Kliegman LLP, which had been engaged as the Company’s principal independent accountants since June 15, 2004. Marcum & Kliegman LLP did not audit or issue any reports on the Company’s consolidated financial statements during the two-year period ended December 31, 2003 and the subsequent interim period prior to its dismissal. Marcum & Kliegman LLP did audit the consolidated financial statements of our subsidiary, FUNDever, Inc., for the year ended December 31, 2003 and the period from January 22, 2002 (inception) to December 31, 2002, and that report did not contain an adverse opinion or disclaimer opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles, other than a modification as to an uncertainty regarding the ability of the Company to continue as a going concern. During the period from June 15, 2004 through the date of dismissal, the Company did not have any disagreements with Marcum & Kliegman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum & Kliegman LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(c)

During the two-year period ended December 31, 2003 and the subsequent interim period prior to Tauber & Balser, P.C.’s engagement, neither the Company nor anyone on its behalf consulted Tauber & Balser, P.C. regarding either the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, nor has Tauber & Balser, P.C. provided to the Company a written report or oral advice regarding such accounting principles or audit opinion.

(d)

The Company has provided both Marcum & Kliegman LLP and Tauber & Balser, P.C. with a copy of this Report and requested that they each furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Tauber & Balser, P.C. furnished a letter addressed to the Securities and Exchange Commission, and a copy of this letter is filed as Exhibit 16.1 to this Form 8-K. When Marcum & Kliegman LLP furnishes the letter addressed to the Securities and Exchange Commission, an amendment to this Report will be filed.

Item 9.01   Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Exhibit

16.1	Letter from Tauber & Balser, P.C. on change of independent accountants
16.2	Letter from Marcum & Kliegman LLP on change of independent accountants *

——————

* To be filed by Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOYALTYPOINT, INC.

Date: October 21, 2004	By:	/s/ PAUL ROBINSON
Paul Robinson Chief Executive Officer

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